Exhibit 99.2

SYNOVUS			4 of 11
INCOME STATEMENT	Twelve Months Ended
(In thousands, except per share data)	December 31,

	2005	2004	Change

Interest Income (Taxable Equivalent)	$1,502,664	1,165,980	28.9%
Interest Expense	527,378	298,341	76.8

Net Interest Income (Taxable Equivalent)	975,286	867,639	12.4
Tax Equivalent Adjustment	6,439	6,960	(7.5)

Net Interest Income	968,847	860,679	12.6
Provision for Loan Losses	82,532	75,319	9.6

Net Interest Income After Provision	886,315	785,360	12.9

Non-Interest Income:
Electronic Payment Processing Services	867,914	755,267	14.9
Merchant Services	237,418	26,169	nm
Other Transaction Processing Services Revenue	183,412	170,905	7.3
Service Charges on Deposits	112,788	121,450	(7.1)
Fiduciary and Asset Management Fees	44,886	43,001	4.4
Brokerage and Investment Banking Revenue	24,487	21,748	12.6
Mortgage Banking Income	28,682	26,300	9.1
Credit Card Fees	37,638	30,174	24.7
Securities Gains (Losses)	463	75	nm
Other Fee Income	32,914	29,227	12.6
Other Non-Interest Income	35,597	67,157	(47.0)

Non-Interest Income before Reimbursable Items	1,606,199	1,291,473	24.4
Reimbursable Items	312,280	229,538	36.0

Total Non-Interest Income	1,918,479	1,521,011	26.1

Non-Interest Expense:
Personnel Expense	836,371	731,579	14.3
Occupancy & Equipment Expense	368,210	321,689	14.5
Other Non-Interest Expense	426,530	305,560	39.6

Non-Interest Expense before Reimbursable Items	1,631,111	1,358,828	20.0
Reimbursable Items	312,280	229,538	36.0

Total Non-Interest Expense	1,943,391	1,588,366	22.4

Minority Interest in Consolidated Subsidiaries	37,381	28,724	30.1
Income Before Taxes	824,022	689,281	19.5
Income Tax Expense	307,576	252,248	21.9

Net Income	$516,446	437,033	18.2

Basic Earnings Per Share	$1.66	1.42	16.6
Diluted Earnings Per Share	1.64	1.41	16.5
Dividends Declared Per Share	0.73	0.69	5.3

Return on Assets	1.96%	1.88	8	bp
Return on Equity	18.45	17.63	82
Average Shares Outstanding - Basic	311,495	307,262	1.4%
Average Shares Outstanding - Diluted	314,815	310,330	1.4

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS						5 of 11
INCOME STATEMENT
(In thousands, except per share data)	2005				2004	4th Quarter

	Fourth	Third	Second	First	Fourth	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$420,898	388,076	360,763	332,927	314,019	34.0%
Interest Expense	159,237	141,587	122,110	104,444	88,281	80.4

Net Interest Income (Taxable Equivalent)	261,661	246,489	238,653	228,483	225,738	15.9
Tax Equivalent Adjustment	1,566	1,664	1,588	1,621	1,703	(8.1)

Net Interest Income	260,095	244,825	237,065	226,862	224,035	16.1
Provision for Loan Losses	20,787	19,639	22,823	19,283	20,855	(0.3)

Net Interest Income After Provision	239,308	225,186	214,242	207,579	203,180	17.8

Non-Interest Income:
Electronic Payment Processing Services	223,844	223,123	215,784	205,163	197,129	13.6
Merchant Services	67,409	74,208	68,696	27,105	6,411	nm
Other Transaction Processing Services Revenue	45,544	44,030	45,324	48,514	45,224	0.7
Service Charges on Deposits	28,738	28,748	28,175	27,127	30,321	(5.2)
Fiduciary and Asset Management Fees	11,544	11,167	11,138	11,037	11,326	1.9
Brokerage and Investment Banking Revenue	6,616	5,801	5,807	6,263	5,361	23.4
Mortgage Banking Income	7,078	8,276	7,430	5,898	6,773	4.5
Credit Card Fees	10,692	9,563	9,291	8,092	8,775	21.8
Securities Gains (Losses)	(135)	0	327	271	164	nm
Other Fee Income	9,377	8,217	7,834	7,486	7,654	22.5
Other Non-Interest Income	6,689	12,599	7,325	8,984	12,162	(45.0)

Non-Interest Income before Reimbursable Items	417,396	425,732	407,131	355,940	331,300	26.0
Reimbursable Items	84,306	79,644	79,161	69,170	57,039	47.8

Total Non-Interest Income	501,702	505,376	486,292	425,110	388,339	29.2

Non-Interest Expense:
Personnel Expense	224,251	213,695	208,596	189,829	175,369	27.9
Occupancy & Equipment Expense	93,965	98,772	88,839	86,634	77,039	22.0
Other Non-Interest Expense	110,608	113,300	110,015	92,607	88,639	24.8

Non-Interest Expense before Reimbursable Items	428,824	425,767	407,450	369,070	341,047	25.7
Reimbursable Items	84,306	79,644	79,161	69,170	57,039	47.8

Total Non-Interest Expense	513,130	505,411	486,611	438,240	398,086	28.9

Minority Interest in Consolidated Subsidiaries	9,571	9,306	9,672	8,832	8,143	17.5
Income Before Taxes	218,309	215,845	204,251	185,617	185,290	17.8
Income Tax Expense	81,049	81,853	75,791	68,883	66,568	21.8

Net Income	$137,260	133,992	128,460	116,734	118,722	15.6

Basic Earnings Per Share	$0.44	0.43	0.41	0.38	0.38	14.7
Diluted Earnings Per Share	0.44	0.43	0.41	0.37	0.38	14.9
Dividends Declared Per Share	0.18	0.18	0.18	0.18	0.17	5.3

Return on Assets	2.00%	2.01%	1.98%	1.86%	1.91%	9	bp
Return on Equity	18.74	18.77	18.70	17.52	17.92	82
Average Shares Outstanding - Basic	312,298	311,842	311,154	310,622	309,740	0.8%
Average Shares Outstanding - Diluted	315,280	315,336	314,691	313,900	313,268	0.6

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS			6 of 11
Financial Services Segment

INCOME STATEMENT	Twelve Months Ended
(In thousands)	December 31,

	2005	2004	Change

Interest Income (Taxable Equivalent)	$1,502,675	1,165,962	28.9%
Interest Expense	531,047	299,489	77.3

Net Interest Income (Taxable Equivalent)	971,628	866,473	12.1
Tax Equivalent Adjustment	6,412	6,941	(7.6)

Net Interest Income	965,216	859,532	12.3
Provision for Loan Losses	82,532	75,319	9.6

Net Interest Income After Provision	882,684	784,213	12.6

Non-Interest Income:
Service Charges on Deposits	112,788	121,450	(7.1)
Fiduciary and Asset Management Fees	45,453	43,757	3.9
Brokerage and Investment Banking Revenue	24,487	21,748	12.6
Mortgage Banking Income	28,682	26,300	9.1
Credit Card Fees	37,638	30,174	24.7
Securities Gains (Losses)	463	75	nm
Other Fee Income	32,914	29,227	12.6
Other Non-Interest Income	44,987	54,710	(17.8)

Total Non-Interest Income	327,412	327,441	-

Non-Interest Expense:
Personnel Expense	370,223	364,514	1.6
Occupancy & Equipment Expense	90,549	82,156	10.2
Other Non-Interest Expense	185,985	175,005	6.3

Total Non-Interest Expense	646,757	621,675	4.0

Income Before Taxes	563,339	489,979	15.0
Income Tax Expense	204,289	175,038	16.7

Net Income	$359,050	314,941	14.0

Return on Assets	1.43%	1.41	2	bp
Return on Equity	17.59	17.15	44

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS						7 of 11
Financial Services Segment

INCOME STATEMENT
(In thousands)	2005				2004	4th Quarter

	Fourth	Third	Second	First	Fourth	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$420,892	388,067	360,789	332,927	314,009	34.0%
Interest Expense	160,509	142,582	122,768	105,188	88,933	80.5

Net Interest Income (Taxable Equivalent)	260,383	245,485	238,021	227,739	225,076	15.7
Tax Equivalent Adjustment	1,558	1,655	1,585	1,614	1,692	(7.9)

Net Interest Income	258,825	243,830	236,436	226,125	223,384	15.9
Provision for Loan Losses	20,787	19,639	22,823	19,283	20,855	(0.3)

Net Interest Income After Provision	238,038	224,191	213,613	206,842	202,529	17.5

Non-Interest Income:
Service Charges on Deposits	28,738	28,748	28,175	27,127	30,321	(5.2)
Fiduciary and Asset Management Fees	11,728	11,357	11,324	11,044	11,538	1.6
Brokerage and Investment Banking Revenue	6,616	5,801	5,807	6,263	5,361	23.4
Mortgage Banking Income	7,078	8,276	7,430	5,898	6,773	4.5
Credit Card Fees	10,692	9,563	9,291	8,092	8,775	21.8
Securities Gains (Losses)	(135)	-	327	271	164	nm
Other Fee Income	9,377	8,216	7,834	7,487	7,654	22.5
Other Non-Interest Income	10,884	15,259	10,457	8,389	10,335	5.3

Total Non-Interest Income	84,978	87,220	80,645	74,571	80,921	5.0

Non-Interest Expense:
Personnel Expense	95,670	93,084	90,721	90,747	82,601	15.8
Occupancy & Equipment Expense	24,577	22,713	21,712	21,547	21,305	15.4
Other Non-Interest Expense	49,768	45,356	45,320	45,541	50,677	(1.8)

Total Non-Interest Expense	170,015	161,153	157,753	157,835	154,583	10.0

Income Before Taxes	153,001	150,258	136,505	123,578	128,867	18.7
Income Tax Expense	55,949	55,079	49,060	44,203	44,992	24.4

Net Income	$97,052	95,179	87,445	79,375	83,875	15.7

Return on Assets	1.47%	1.49%	1.41%	1.33%	1.41%	6	bp
Return on Equity	18.30	18.34	17.41	16.19	17.09	121

bp - change is measured as difference in basis points.
nm - not meaningful

8 of 11
SYNOVUS
BALANCE SHEET	December 31, 2005	September 30, 2005	December 31, 2004

(In thousands, except share data)

ASSETS
Cash and due from banks	$881,019	879,838	683,035
Interest earning deposits with banks	2,980	2,510	4,153
Federal funds sold and securities purchased
under resale agreements	68,922	150,853	135,471
Trading account assets	27,322	26,069	-
Mortgage loans held for sale	143,144	169,659	120,186
Investment securities available for sale	2,958,320	2,821,018	2,695,593

Loans, net of unearned income	21,392,347	20,904,677	19,480,396
Allowance for loan losses	(289,612)	(283,557)	(265,745)
Loans, net	21,102,735	20,621,120	19,214,651

Premises and equipment, net	669,395	635,773	638,407
Contract acquisition costs and computer software, net	431,849	470,733	401,074
Goodwill, net	487,402	454,315	416,283
Other intangible assets, net	44,867	47,033	41,628
Other assets	808,768	796,169	699,697

Total assets	$27,626,723	27,075,090	25,050,178

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,700,750	3,573,766	3,337,908
Interest bearing retail and commercial deposits	14,798,845	14,188,694	12,948,523

Total retail and commercial deposits	18,499,595	17,762,460	16,286,431
Brokered deposits	2,284,770	2,516,750	2,291,037

Total deposits	20,784,365	20,279,210	18,577,468
Federal funds purchased and securities sold
under repurchase agreements	1,158,669	880,605	1,208,080
Long-term debt	1,933,638	2,256,388	1,879,583
Other liabilities	599,892	594,365	576,474

Total liabilities	24,476,805	24,010,568	22,241,605

Minority interest in consolidated subsidiaries	196,673	189,616	167,284

Shareholders' equity:
Common stock, par value $1.00 a share (1)	318,301	317,945	315,636
Surplus	686,447	677,178	628,396
Treasury stock (2)	(113,944)	(113,944)	(113,944)
Unearned compensation	(3,126)	(2,593)	(106)
Accumulated other comprehensive income (loss)	(25,920)	(14,663)	8,903
Retained earnings	2,091,187	2,010,983	1,802,404

Total shareholders' equity	2,952,945	2,874,906	2,641,289

Total liabilities and shareholders' equity	$27,626,723	27,075,090	25,050,178

(1) Common shares outstanding: 312,639,737; 312,283,129; and 309,974,509 at December 31, 2005, September 30, 2005, and December 31, 2004, respectively.
(2) Treasury shares: 5,661,538 at December 31, 2005, September 30, 2005, and December 31, 2004.

SYNOVUS						9 of 11
AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)
	2005				2004	Twelve Months Ended
	Fourth	Third	Second	First	Fourth	December 31,
	Quarter	Quarter	Quarter	Quarter	Quarter	2005	2004
Interest Earning Assets
Taxable Investment Securities	$2,713,238	2,611,048	2,556,964	2,553,423	2,408,960	$2,609,113	2,366,631
Yield	3.87%	3.75	3.78	3.74	3.69	3.78%	3.74
Tax-Exempt Investment Securities	$208,265	215,096	220,109	223,812	229,190	$216,773	230,815
Yield	6.90%	7.08	6.87	6.93	6.99	6.94%	7.05
Trading Account Assets	$26,006	19,143	-	-	-	$11,380	-
Yield	6.97%	3.84	-	-	-	5.64%	-
Commercial Loans	$17,881,828	17,342,794	17,090,893	16,618,766	16,044,726	$17,237,330	15,005,166
Yield	7.25%	6.83	6.47	6.15	5.84	6.69%	5.74
Consumer Loans	$845,251	840,746	833,071	846,743	948,273	$841,447	969,377
Yield	7.87%	7.83	7.37	7.42	7.32	7.63%	7.85
Mortgage Loans	$1,036,041	1,015,396	1,022,169	1,026,532	954,078	$1,025,034	892,945
Yield	6.44%	6.31	6.47	6.09	6.04	6.33%	5.96
Credit Card Loans	$257,691	253,985	249,491	246,523	244,839	$251,959	241,338
Yield	10.19%	10.07	10.03	10.41	9.40	10.17%	9.17
Home Equity Loans	$1,167,361	1,149,255	1,100,010	1,037,214	973,604	$1,113,914	844,140
Yield	6.85%	6.32	5.92	5.56	5.08	6.19%	4.69
Allowance for Loan Losses	$(286,846)	(281,505)	(278,734)	(270,853)	(262,711)	$(279,534)	(247,054)

Loans, Net	$20,901,326	20,320,671	20,016,900	19,504,925	18,902,809	$20,190,150	17,705,912
Yield	7.35%	6.94	6.61	6.31	6.01	6.82%	5.94
Mortgage Loans Held for Sale	$121,665	137,116	108,929	87,538	103,594	$113,969	117,479
Yield	6.48%	6.54	6.41	6.15	5.75	6.41%	5.60
Federal Funds Sold and Time Deposits with Banks
	$119,606	135,735	133,399	119,853	106,996	$127,171	152,882
Yield	4.26%	3.55	3.10	2.45	2.06	3.35%	1.29

Total Interest Earning Assets	$24,090,106	23,438,809	23,036,301	22,489,551	21,751,549	23,268,556	20,573,719
Yield	6.94%	6.58	6.28	5.99	5.75	6.46%	5.67

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$2,989,754	2,939,524	2,990,725	2,980,346	2,848,978	$2,975,016	2,762,104
Rate	1.39%	1.25	1.12	0.96	0.72	1.18%	0.61
Money Market Accounts	$5,619,551	5,421,961	4,968,113	4,754,130	4,765,591	$5,193,943	4,481,042
Rate	3.13%	2.75	2.31	1.90	1.51	2.56%	1.21
Savings Deposits	$534,533	561,550	568,279	556,629	547,026	$555,205	548,736
Rate	0.40%	0.38	0.35	0.27	0.21	0.35%	0.18
Time Deposits Under $100,000	$2,408,591	2,318,085	2,249,590	2,197,788	2,194,194	$2,294,158	2,223,854
Rate	3.28%	2.99	2.71	2.47	2.29	2.88%	2.24
Time Deposits Over $100,000 (less brokered time deposits)
	$2,864,382	2,700,297	2,534,846	2,392,957	2,329,295	$2,624,623	2,258,081
Rate	3.67%	3.35	3.04	2.77	2.54	3.23%	2.39
Total Interest Bearing Core Deposits	14,416,811	13,941,417	13,311,553	12,881,850	12,685,084	$13,642,945	12,273,817
Rate	2.80%	2.50	2.16	1.87	1.60	2.35	1.43
Brokered Time Deposits	$2,443,105	2,611,091	2,689,079	2,487,264	2,066,938	$2,557,660	1,730,937
Rate	3.89%	3.52	3.21	2.94	2.60	3.39%	2.34
Total Interest Bearing Deposits	$16,859,916	16,552,508	16,000,632	15,369,114	14,752,022	$16,200,605	14,004,754
Rate	2.96%	2.66	2.34	2.05	1.74	2.51%	1.54
Federal Funds Purchased and Other
Short-Term Borrowings	$939,008	687,055	1,255,755	1,541,396	1,488,555	$1,103,005	1,479,815
Rate	3.72%	3.03	2.75	2.34	1.83	2.86%	1.30
Long-Term Debt	$2,184,538	2,302,328	1,981,235	1,877,158	1,821,889	$2,087,749	1,718,556
Rate	4.44%	4.34	4.01	3.84	3.63	4.18%	3.59

Total Interest Bearing Liabilities	$19,983,462	19,541,891	19,237,622	18,787,668	18,062,466	$19,391,359	17,203,125
Rate	3.16%	2.87	2.54	2.25	1.94	2.71%	1.73

Non-Interest Bearing Demand Deposits	$3,509,219	3,423,622	3,429,813	3,267,679	3,516,878	$3,408,289	3,048,465
Shareholders' Equity	$2,906,223	2,832,059	2,755,510	2,701,585	2,635,188	$2,799,496	2,479,404
Total Assets	$27,164,366	26,505,937	26,102,816	25,392,540	24,921,847	$26,291,490	23,275,001

Net Interest Margin, before fees	4.16%	4.04	4.01	3.98	3.98	4.05%	3.92
Net Interest Margin, after fees	4.32%	4.18	4.15	4.11	4.13	4.19%	4.22

SYNOVUS				10 of 11
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)
	December 31, 2005
		Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans

Loan Type	Total Loans
Commercial Real Estate
Multi-Family	$527,710	2.5%	$207	0.3%
Hotels	680,301	3.2	-	-
Office Buildings	747,493	3.5	4,995	6.1
Shopping Centers	656,949	3.1	-	-
Commercial Development	867,217	4.1	548	0.7
Other Investment Property	372,911	1.6	655	0.8

Total Investment Properties	3,852,581	18.0	6,405	7.9

1-4 Family Construction	1,552,338	7.3	2,013	2.4
1-4 Family Perm / Mini-Perm	1,095,155	5.1	2,705	3.3
Residential Development	1,496,436	7.0	7,673	9.3

Total 1-4 Family Properties	4,143,929	19.4	12,391	15.0

Land Acquisition	1,049,041	4.9	446	0.5

Total Investment-Related Real Estate	9,045,551	42.3	19,242	23.4

Owner-Occupied	2,699,431	12.6	11,252	13.7
Other Property	1,115,094	5.1	5,413	6.6

Total Commercial Real Estate	12,860,076	60.0	35,907	43.7

Commercial & Industrial	5,231,150	24.5	38,297	46.6

Consumer	3,349,208	15.7	7,971	9.7

Unearned Income	(48,087)	(0.2)	-	-

Total	$21,392,347	100.0%	$82,175	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Dollars in thousands)
	Total Loans		4Q05 vs. 3Q05		4Q05 vs. 4Q04
Loan Type	December 31, 2005	September 30, 2005	% change(1)	December 31, 2004	% change
Commercial Real Estate
Multi-Family	$527,710	527,826	(0.1)%	$536,765	(1.7)%
Hotels	680,301	779,736	(50.6)	820,391	(17.1)
Office Buildings	747,493	797,886	(25.1)	770,260	(3.0)
Shopping Centers	656,949	641,620	9.5	592,919	10.8
Commercial Development	867,217	821,660	22.0	678,451	27.8
Other Investment Property	372,911	328,120	54.2	275,031	35.6

Total Investment Properties	3,852,581	3,896,848	(4.5)	3,673,817	4.9

1-4 Family Construction	1,552,338	1,414,675	38.6	1,208,618	28.4
1-4 Family Perm / Mini-Perm	1,095,155	1,075,143	7.4	984,690	11.2
Residential Development	1,496,436	1,345,662	44.5	1,091,832	37.1

Total 1-4 Family Properties	4,143,929	3,835,480	31.9	3,285,140	26.1

Land Acquisition	1,049,041	978,813	28.5	931,269	12.6

Total Investment-Related Real Estate	9,045,551	8,711,141	15.2	7,890,226	14.6

Owner-Occupied	2,699,431	2,443,318	41.6	2,264,920	19.2
Other Property	1,115,094	1,302,379	(57.1)	1,134,436	(1.7)

Total Commercial Real Estate	12,860,076	12,456,838	12.8	11,289,582	13.9

Commercial & Industrial	5,231,150	5,185,634	3.5	5,064,828	3.3

Consumer	3,349,208	3,306,529	5.1	3,167,937	5.7

Unearned Income	(48,087)	(44,324)	33.7	(41,951)	14.6

Total	$21,392,347	20,904,677	9.3%	$19,480,396	9.8%
(1) Percentage change is annualized.

SYNOVUS						11 of 11
CREDIT QUALITY DATA
(Dollars in thousands)	2005				2004	4th Quarter

	Fourth	Third	Second	First	Fourth	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$82,175	85,571	79,511	77,308	80,456	2.1%
Other Real Estate	16,500	16,951	24,325	26,658	21,492	(23.2)
Nonperforming Assets	98,675	102,522	103,836	103,966	101,948	(3.2)
Allowance for Loan Losses	289,612	283,557	277,527	273,724	265,745	9.0

Net Charge-Offs - Quarter	14,732	13,608	19,020	11,305	12,757	15.5
Net Charge-Offs - YTD	58,665	43,933	30,325	11,305	41,249	42.2
Net Charge-Offs / Average Loans - Quarter	0.28%	0.26	0.37	0.23	0.27
Net Charge-Offs / Average Loans - YTD	0.29	0.29	0.30	0.23	0.23

Nonperforming Loans / Loans & ORE	0.38	0.41	0.39	0.39	0.41
Nonperforming Assets / Loans & ORE	0.46	0.49	0.51	0.52	0.52
Allowance / Loans	1.35	1.36	1.36	1.36	1.36

Allowance / Nonperforming Loans	352.43	331.37	349.04	354.07	330.30
Allowance / Nonperforming Assets	293.50	276.58	267.27	263.28	260.67

Past Due Loans over 90 days	16,023	16,013	17,163	14,376	18,138
As a Percentage of Loans Outstanding	0.07	0.08	0.08	0.07	0.09

Total Past Dues	93,807	103,005	120,224	122,229	84,458
As a Percentage of Loans Outstanding	0.44	0.49	0.59	0.61	0.43

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	December 31, 2005	September 30, 2005	December 31, 2004

Tier 1 Capital	$2,655,818	2,598,707	2,369,332
Total Risk-Based Capital	3,695,430	3,632,264	2,935,077
Tier 1 Capital Ratio	10.20	10.18	10.04
Total Risk-Based Capital Ratio	14.19	14.23	12.44
Leverage Ratio	9.97	9.99	9.78

(1) December 31, 2005 information is preliminary.